     As filed with the Securities and Exchange Commission on August 31, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 28, 1999

                       HEALTHCORE MEDICAL SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        0-22947                43-1771999
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

               11904 Blue Ridge Blvd
                Grandview, Missouri                              64030
     (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (816) 736-4900

                                 Not Applicable
          (Former name or former address, if changed since last report)

         The Current Report on Form 8-K filed with the Securities and Exchange Commission on August 12, 1999, reporting the sale of the healthcare discount benefits business to Randolph & Associates, Inc. on July 28, 1999 is hereby amended as follows.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(b) Pro Forma Financial Information. The pro forma financial information required pursuant to Article 11 of Regulation S-X are set forth below:



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






                       HEALTHCORE MEDICAL SOLUTIONS, INC.
                             PRO FORMA BALANCE SHEET
                                    30-Jun-99
                                    Unaudited



ASSETS                                                           As Reported         Adjusted         Pro forma
                                                            ----------------------------------------------------------
Current Assets:
      Cash & cash equivalents                                          $2,330,495                          $2,330,495
      Note receivable - Adatom                                           $250,000                            $250,000
      Prepaid expenses and other current assets                          $176,376     $ (76,376)             $100,000

                                                            ----------------------------------------------------------
                  Total current assets                                 $2,756,871      ($76,376)           $2,680,495
                                                            ----------------------------------------------------------

Property and equipment, net                                              $146,760    $ (146,760)                   $0
Other assets                                                               $3,570       $  (570)               $3,000

                                                            ----------------------------------------------------------
                                                                         $150,330     ($147,330)               $3,000
                                                            ----------------------------------------------------------

                  TOTAL                                                $2,907,201     ($223,706)           $2,683,495
LIABILITIES
                                                            ==========================================================
Current Liabilities:
      Accounts payable and accrued expenses                              $169,175    $ (169,175)                   $0
      Deferred Income                                                     $41,672     $ (41,672)                   $0
      Current portion-long term debt                                      $36,260     $ (36,260)                   $0
      Deferred business disposal costs                                    $66,251     $ (66,251)                   $0

                                                            ----------------------------------------------------------
                  Total Current Liabilities                              $313,358     ($313,358)                   $0
                                                            ----------------------------------------------------------

                  Total Liabilities                                      $313,358     ($313,358)                   $0
Commitments and other matters
                                                            ----------------------------------------------------------

SHAREHOLDERS' EQUITY
Preferred stock, $.01 par value; authorized 5,000,000 shares
Common stock, $.01 par value:
      Class A, authorized, 19,784,000 shares
            Issued and outstanding 3,183,000 shares                       $30,180                             $30,180
      Class B, authorized, 216,000 shares;                                                                         $0
            Issued and outstanding 216,000 shares                          $2,160                              $2,160
      Additional paid in capital                                      $11,207,963                         $11,207,963
      Accumulated deficit                                            ($8,646,460)        $89,652         ($8,556,808)

                                                            ----------------------------------------------------------
                  Total Shareholders Equity                            $2,593,843        $89,652           $2,683,495
                                                            ----------------------------------------------------------

                  TOTAL                                                $2,907,201     ($223,706)           $2,683,495

                                                            ==========================================================

The adjustments reflect the pro forma effect of the Company's disposition of its business. The business was sold on July 28, 1999.

                       HEALTHCORE MEDICAL SOLUTIONS, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED JUNE 30, 1999
                                    Unaudited


                                                                      Actual                 Adjusted              Proforma
                                                              -------------------------------------------------------------------

      Revenues                                                              $    146           $    (146)
      Operating expenses                                                         660                (660)
      General and administrative expenses                                      1,079           $    (523)         $    556
                                                              ----------------------   ----------------------  -----------------
      Operating income (loss)                                                (1,593)               1,037              (556)
                                                              ----------------------   ----------------------  -----------------
      Other Expense                                                            (597)                 597                 -
      Interest income (expense), net                                             99                   11               110
                                                              ----------------------   ----------------------  -----------------
      Other income (expense)                                                   (498)                 608               110
                                                              ----------------------   ----------------------  -----------------
      Net loss                                                           $   (2,091)           $   1,645          $   (446)
                                                              ======================                           =================


      Basic and diluted loss per share                                   $    (0.89)                                 $    (0.19)
                                                              ======================                           =================

      Basic and diluted weighted
       average shares outstanding                                          2,361,181                                   2,361,181


The adjustments reflect the pro forma effect of the Company's disposition of its business. The business was sold on July 28, 1999.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 31, 1999

                           HEALTHCORE MEDICAL SOLUTIONS, INC.

                           By:     /s/ Neal J. Polan
                                   ---------------------------------------------
                                   Neal J. Polan
                                   Chairman of the Board and Chief Executive
                                   Officer





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